EXHIBIT 32.1

                                  CERTIFICATION

 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND
        (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Immunomedics, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Form 10-Q for the quarter ended March 31, 2004, (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:      May 13, 2004              /s/ Cynthia L. Sullivan
                                      -----------------------
                                          Cynthia L. Sullivan
                                          President and Chief Executive Officer


Dated:      May 13, 2004              /s/ Gerard G. Gorman
                                      --------------------
                                          Gerard G. Gorman
                                          Vice President, Finance, and
                                          Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.